UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2010, the Company issued a press release announcing its proposal to acquire Digital Angel Corporation (“DIGA”). The proposal was communicated on September 15, 2010  in a letter from Scott R. Silverman, the Company’s chief executive officer, to Daniel E. Penni, chairman of the board of DIGA, and Joseph J. Grillo, DIGA’s chief executive officer. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Penni and Mr. Grillo, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of PositiveID Corporation dated September 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: September 17, 2010

/s/ William J. Caragol

William J. Caragol

President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of PositiveID Corporation dated September 16, 2010

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